UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

		Principal Amount	Value
Asset-Backed Securities—1.6%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.008%, 10/15/23[1]	EUR	12,700,000	$14,540,558
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.25%, 11/15/23[1]	EUR	7,931,617	9,091,785
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.309%, 7/24/23[1]	EUR	9,500,000	10,852,444
CVC Cordatus Loan Fund IV Ltd., Series 4X, Cl. E, 5.90%, 1/24/28[1]	EUR	5,000,000	5,713,525
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.609%, 1/25/23[1]	EUR	12,082,117	13,311,374
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.27%, 12/14/22[1]	EUR	11,856,645	13,556,330
Jubilee CLO BV, Series 2015-16X, Cl. E, 5.25%, 12/15/29[1]	EUR	3,750,000	4,271,605
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.559%, 7/24/23[1]	EUR	3,088,154	3,279,787
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.762%, 8/27/22[1]	EUR	10,000,000	11,447,042
Total Asset-Backed Securities (Cost $86,608,355)			86,064,450

Mortgage-Backed Obligations—2.7%
Alba plc, Series 2007-1, Cl. C, 0.598%, 3/17/39[1]	GBP	13,381,864	15,668,388
Capital Mortgage Srl, Series 2007-1, Cl. B, 0%, 1/30/47[1]	EUR	8,000,000	5,521,071
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.189%, 6/15/44[1]	GBP	5,275,000	5,032,379
Series 2007-2, Cl. B1, 1.689%, 9/15/44[1]	GBP	4,000,000	3,848,167
Eurosail plc:
Series 2006-4X, Cl. E1C, 3.289%, 12/10/44[1]	GBP	3,772,218	3,921,270
Series 2007-5X, Cl. A1A, 1.06%, 9/13/45[1]	GBP	11,456,284	13,849,056
Eurosail-UK plc, Series 2007-2X, Cl. C1A, 0.119%, 3/13/45[1]	EUR	5,000,000	4,389,117
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Cl. E, 1.768%, 1/18/49[1]	EUR	7,700,000	4,730,697
Fondo de Titulizacion de Activos UCI 17, Series 17, Cl. B, 0.021%, 12/17/49[1]	EUR	6,400,000	4,237,058
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0%, 1/15/50[1]	EUR	2,647,747	2,520,402
Hipocat 7 Fondo de Titulizacion de Activos, Series HIPO-7, Cl. C, 0.068%, 7/15/36[1]	EUR	3,668,339	3,329,629
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0%, 7/15/38[1]	EUR	8,700,000	5,944,812
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, , 3/22/44[1]	EUR	19,457,011	19,053,472
Series 4, Cl. B, , 3/22/44[1]	EUR	3,000,000	1,551,442
Ludgate Funding plc, Series 2007-1, 0%, 1/1/6[1]	GBP	207,500,000	8,767,722
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.229%, 9/15/48[1]	EUR	3,308,556	2,928,822
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0%, 7/20/59[1]	EUR	1,400,085	1,446,018
Mansard Mortgages plc:
Series 2006-1X, Cl. B1, 1.436%, 10/15/48[1]	GBP	3,352,451	4,120,921
Series 2007-2X, Cl. M2, 2.289%, 12/15/49[1]	GBP	7,175,000	9,013,113

1        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Newgate Funding:
Series 2006-2, Cl. CB, 0.10%, 12/1/50[1]	EUR	4,335,642	$4,297,082
Series 2007-2X, Cl. CB, 0.109%, 12/15/50[1]	EUR	3,933,173	3,743,739
Series 2007-3X, Cl. D, 3.289%, 12/15/50[1]	GBP	5,183,316	6,486,113
Rural Hipotecario I Fondo de Titulizacion Hipotecaria, Series 9, Cl. C, 0.192%, 2/17/50[1]	EUR	4,800,000	3,923,800
Southern Pacific Financing plc, Series 2005-B, Cl. D, 0.999%, 6/10/43[1]	GBP	6,017,811	6,451,358
Total Mortgage-Backed Obligations (Cost $154,877,840)			144,775,648

Foreign Government Obligations—55.0%
Angola—0.1%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[2]		4,200,000	4,433,100

Argentina—1.9%
Argentine Republic:
6.875% Sr. Unsec. Nts., 1/26/27		8,890,000	9,214,485
7.125% Sr. Unsec. Nts., 6/28/17[2]		3,005,000	2,731,545
7.50% Sr. Unsec. Nts., 4/22/26		11,265,000	12,138,037
15.50% Bonds, 10/17/26	ARS	135,000,000	9,026,667
16.00% Bonds, 10/17/23	ARS	118,258,140	7,614,946
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	13,577,027
21.20% Bonds, 9/19/18	ARS	150,000,000	9,094,824
22.75% Bonds, 3/5/18	ARS	75,000,000	4,536,533
23.135% Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	10,852,744
Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[2]		6,520,000	6,673,220
7.875% Sr. Unsec. Nts., 6/15/27[2]		9,800,000	10,170,440
9.125% Sr. Unsec. Nts., 3/16/24[2]		7,000,000	7,875,000
			103,505,468

Australia—1.5%
Commonwealth of Australia:
2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	10,807,099
2.75% Sr. Unsec. Nts., 11/21/27	AUD	50,800,000	39,301,324
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	8,703,549
Queensland Treasury Corp., Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	21,455,607
			80,267,579

Belarus—0.1%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[2]		3,005,000	3,075,993

Brazil—4.2%
Federative Republic of Brazil:
4.75% Sr. Unsec. Nts., 5/9/24[2]		3,985,000	3,905,300
6.00% Unsec. Nts., 8/15/22[3]	BRL	30,170,000	27,748,957
6.00% Sr. Unsec. Nts., 4/7/26		7,470,000	8,078,805
6.00% Unsec. Nts., 5/15/45[3]	BRL	33,800,000	31,928,702

2        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil: (Continued)
10.00% Unsec. Nts., 1/1/21	BRL	400,000,000	$120,996,935
10.00% Unsec. Nts., 1/1/25	BRL	105,000,000	31,012,626
			223,671,325

Chile—0.5%
Republic of Chile:
4.50%Unsec. Nts., 2/28/21	CLP	15,335,000,000	23,826,768
4.50%Bonds, 3/1/21	CLP	700,000,000	1,086,844
			24,913,612

Colombia—0.8%
Republic of Colombia:
4.00%Sr. Unsec. Nts., 2/26/24		3,380,000	3,516,890
6.125% Sr. Unsec. Nts., 1/18/41		11,200,000	12,969,600
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	25,497,000
			41,983,490

Croatia—0.3%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,065,000	10,192,937
6.75%Sr. Unsec. Nts., 11/5/19[2]		6,890,000	7,508,584
			17,701,521

Dominican Republic—0.5%
Dominican Republic:
5.95%Sr. Unsec. Nts., 1/25/27[2]		17,815,000	18,661,213
6.85%Sr. Unsec. Nts., 1/27/45[2]		5,920,000	6,334,400
			24,995,613

Ecuador—0.4%
Republic of Ecuador:
8.75%Sr. Unsec. Nts., 6/2/23[2]		4,495,000	4,438,812
9.65%Sr. Unsec. Nts., 12/13/26[2]		6,525,000	6,549,143
10.75% Sr. Unsec. Nts., 3/28/22[2]		8,920,000	9,544,400
			20,532,355

Egypt—0.3%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[2]		5,930,000	6,067,636
8.50%Sr. Unsec. Nts., 1/31/47[2]		8,930,000	9,649,222
			15,716,858

Gabon—0.1%
Gabonese Republic:
6.375% Bonds, 12/12/24[2]		3,015,000	2,943,333
6.95%Sr. Unsec. Nts., 6/16/25[2]		1,195,000	1,194,038
			4,137,371

3        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Greece—1.1%
Hellenic Republic:
3.00% Bonds, 2/24/23[1]	EUR	3,000,000	$3,197,529
3.00% Bonds, 2/24/24[1]	EUR	3,000,000	3,144,535
3.00% Bonds, 2/24/25[1]	EUR	3,000,000	3,099,570
3.00% Bonds, 2/24/26[1]	EUR	3,000,000	3,065,634
3.00% Bonds, 2/24/27[1]	EUR	3,000,000	3,021,098
3.00% Bonds, 2/24/28[1]	EUR	3,000,000	2,922,717
3.00% Bonds, 2/24/29[1]	EUR	8,000,000	7,552,490
3.00% Bonds, 2/24/30[1]	EUR	3,000,000	2,774,088
3.00% Bonds, 2/24/31[1]	EUR	3,000,000	2,730,134
3.00% Bonds, 2/24/32[1]	EUR	3,000,000	2,690,616
3.00% Bonds, 2/24/33[1]	EUR	3,000,000	2,649,975
3.00% Bonds, 2/24/34[1]	EUR	3,000,000	2,610,246
3.00% Bonds, 2/24/35[1]	EUR	3,000,000	2,573,418
3.00% Bonds, 2/24/36[1]	EUR	3,000,000	2,540,843
3.00% Bonds, 2/24/37[1]	EUR	3,000,000	2,510,330
3.00% Bonds, 2/24/38[1]	EUR	3,000,000	2,499,002
3.00% Bonds, 2/24/39[1]	EUR	3,000,000	2,491,070
3.00% Bonds, 2/24/40[1]	EUR	3,000,000	2,492,420
3.00% Bonds, 2/24/41[1]	EUR	3,000,000	2,490,848
3.00% Bonds, 2/24/42[1]	EUR	3,000,000	2,493,260
			59,549,823

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[2]		1,775,000	1,841,563
7.50% Sr. Unsec. Nts., 3/15/24[2]		5,000,000	5,556,250
			7,397,813

Hungary—1.2%
Hungary:
1.75% Bonds, 10/26/22	HUF	2,750,000,000	10,176,140
5.75% Sr. Unsec. Nts., 11/22/23		13,770,000	15,770,120
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	32,910,431
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	6,892,461
			65,749,152

India—6.3%
Republic of India:
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	21,082,596
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,375,000,000	56,208,350
8.27% Sr. Unsec. Nts., 6/9/20	INR	8,023,000,000	129,904,519
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	66,934,963
8.60% Sr. Unsec. Nts., 6/2/28	INR	2,150,000,000	37,180,805
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	7,902,773
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	8,093,328
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	8,350,192
			335,657,526

4        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Indonesia—3.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		$4,560,000	$4,770,900
4.55% Sr. Unsec. Nts., 3/29/26[2]		6,680,000	6,972,584
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[2]	EUR	2,755,000	3,438,079
3.70% Sr. Unsec. Nts., 1/8/22[2]		4,215,000	4,342,276
3.75% Sr. Unsec. Nts., 6/14/28[2]	EUR	3,340,000	4,182,167
4.125% Sr. Unsec. Nts., 1/15/25[2]		3,450,000	3,565,855
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	450,000,000,000	35,607,451
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	23,911,394
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	250,000,000,000	18,992,684
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	429,691,000,000	32,725,221
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	488,080,000,000	41,364,574
			179,873,185

Iraq—0.1%
Republic of Iraq, 5.80% Unsec. Nts., 1/15/28[2]		3,445,000	3,069,423

Italy—3.7%
Republic of Italy:
1.20% Bonds, 4/1/22	EUR	50,000,000	58,038,865
1.25% Bonds, 12/1/26	EUR	40,000,000	42,682,647
2.05% Bonds, 8/1/27	EUR	43,000,000	48,482,337
3.45% Unsec. Nts., 3/1/48[2]	EUR	40,000,000	46,550,881
			195,754,730

Ivory Coast—0.4%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[2]	EUR	7,210,000	8,351,862
5.75% Sr. Unsec. Nts., 12/31/32[1]		4,083,880	3,926,467
6.125% Sr. Unsec. Nts., 6/15/33[2]		7,215,000	6,946,753
			19,225,082

Jamaica—0.2%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		5,000,000	5,900,000
8.00% Sr. Unsec. Nts., 3/15/39		2,340,000	2,772,900
			8,672,900

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[2]		6,015,000	5,953,611

Malaysia—2.1%
Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	174,800,000	40,743,530
3.58% Sr. Unsec. Nts., 9/28/18	MYR	200,000,000	46,760,486
4.24% Sr. Unsec. Nts., 2/7/18	MYR	96,000,000	22,502,083
			110,006,099

5        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mexico—6.9%
United Mexican States:
4.00% Bonds, 6/13/19[3]	MXN	1,075,622,130	$60,266,784
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	820,000,000	43,585,437
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	21,976,390
Series M10, 7.75% Bonds, 12/14/17	MXN	2,000,000,000	110,674,289
Series M10, 8.50% Bonds, 12/13/18	MXN	890,000,000	50,205,832
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	240,000,000	15,027,151
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	45,906,019
Series M30, 10.00% Bonds, 11/20/36	MXN	290,000,000	20,820,558
			368,462,460

Nigeria—0.1%
Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[2]		3,600,000	3,915,144

Peru—1.0%
Republic of Peru:
5.625% Sr. Unsec. Nts., 11/18/50		3,670,000	4,455,380
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	112,140,000	36,776,497
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	29,000,000	10,713,001
			51,944,878

Poland—0.6%
Republic of Poland:
2.25% Bonds, 4/25/22	PLN	42,500,000	11,275,400
Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	23,209,359
			34,484,759

Portugal—1.0%
Portuguese Republic:
2.875% Sr. Unsec. Nts., 10/15/25[2]	EUR	18,000,000	21,075,340
4.125% Sr. Unsec. Nts., 4/14/27[2]	EUR	25,000,000	31,197,741
			52,273,081

Romania—0.3%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[2]	EUR	5,980,000	6,841,873
3.875% Sr. Unsec. Nts., 10/29/35[2]	EUR	1,900,000	2,276,929
4.875% Sr. Unsec. Nts., 1/22/24[2]		6,895,000	7,525,961
			16,644,763

Russia—3.4%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd., 7.75% Sr. Unsec. Nts., 2/13/18[2]	RUB	132,500,000	2,234,122
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	1,000,000,000	16,869,012
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,280,000,000	20,946,096
Series 6216, 6.70% Bonds, 5/15/19	RUB	8,543,000,000	142,644,561
			182,693,791

6        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Senegal—0.1%
Republic of Senegal:
6.25% Bonds, 7/30/24[2]		$3,330,000	$3,519,094
6.25% Unsec. Nts., 5/23/33[2]		2,995,000	3,047,451
			6,566,545

Serbia—0.4%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[2]		6,345,000	6,425,404
5.875% Unsec. Nts., 12/3/18[2]		12,495,000	13,086,638
			19,512,042

South Africa—3.5%
Republic of South Africa:
6.50% Bonds, 2/28/41	ZAR	255,000,000	13,584,478
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	23,312,085
Series 2048, 8.75% Bonds, 2/28/48	ZAR	152,000,000	10,373,400
Series R186, 10.50% Bonds, 12/21/26	ZAR	1,204,700,000	102,253,407
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	38,052,716
			187,576,086

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[2]		6,875,000	7,135,934
6.00% Sr. Unsec. Nts., 1/14/19[2]		9,030,000	9,369,772
6.20% Sr. Unsec. Nts., 5/11/27[2]		2,390,000	2,392,170
6.25% Sr. Unsec. Nts., 10/4/20[2]		3,055,000	3,231,594
			22,129,470

Thailand—0.6%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	32,752,268

Turkey—0.9%
Republic of Turkey:
6.00% Sr. Unsec. Nts., 3/25/27		5,990,000	6,386,263
8.50% Bonds, 7/10/19	TRY	45,000,000	12,310,108
8.80% Bonds, 11/14/18	TRY	73,165,000	20,274,801
11.00% Bonds, 2/24/27	TRY	30,000,000	8,917,106
			47,888,278

Ukraine—0.9%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		25,575,000	26,460,407
7.75% Sr. Unsec. Nts., 9/1/22		5,970,000	6,013,820
7.75% Sr. Unsec. Nts., 9/1/23		14,090,000	13,983,761
			46,457,988

United Kingdom—4.9%
United Kingdom:
2.75% Bonds, 9/7/24	GBP	97,000,000	142,190,746

7        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
United Kingdom (Continued)
United Kingdom: (Continued)
3.25% Unsec. Nts., 1/22/44	GBP	71,340,000	$118,816,495
			261,007,241

Uruguay—0.5%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		17,430,000	17,800,387
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	176,475,000	6,362,821
			24,163,208

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[2]		6,815,000	7,179,125
Total Foreign Government Obligations (Cost $2,885,500,488)			2,921,494,756

Corporate Bonds and Notes—29.7%
Consumer Discretionary—1.4%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,761,669
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,545,947
			10,307,616

Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]		3,500,000	3,653,125

Hotels, Restaurants & Leisure—0.2%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[2]		7,670,000	7,695,161
Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[2]		2,960,000	3,008,100
			10,703,261

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		5,505,000	5,616,950

Media—0.7%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	6,725,000	8,410,534
Myriad International Holdings BV, 4.85% Sr. Unsec. Nts., 7/6/27[2,4]		3,015,000	3,029,439
SES SA, 4.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	4,050,000	4,972,057
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	6,263,836
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	5,900,000	7,213,695
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	9,710,742
			39,600,303

Textiles, Apparel & Luxury Goods—0.1%
Grupo Kaltex SA de CV, 8.875% Sr. Sec. Nts., 4/11/22[2]		2,750,000	2,475,000

8        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Consumer Staples—0.2%
Food Products—0.1%
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		$6,610,000	$6,461,275

Tobacco—0.1%
Imperial Brands Finance plc, 3.50% Sr. Unsec. Nts., 2/11/23[2]		5,000,000	5,123,230

Energy—6.2%
Energy Equipment & Services—0.5%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		11,693,000	12,126,600
6.45% Sr. Unsec. Nts., 5/30/44[2]		10,950,000	12,462,315
Societe Generale SA, 8.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	2,000,000	2,775,034
			27,363,949

Oil, Gas & Consumable Fuels—5.7%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,253,514
ENI USA, Inc., 7.30% Sr. Unsec. Nts., 11/15/27		4,000,000	5,001,924
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	14,173,147
HPCL-Mittal Energy Ltd., 5.25% Sr. Unsec. Nts., 4/28/27[6]		6,000,000	6,188,652
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		10,800,000	12,166,060
ING Bank NV, 3.625% Sub. Nts., 2/25/26[1]	EUR	15,000,000	18,748,592
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		3,645,000	3,687,158
4.75% Sr. Unsec. Nts., 4/19/27[2]		5,950,000	5,848,701
5.75% Sr. Unsec. Nts., 4/19/47[2]		14,960,000	14,180,060
6.375% Sr. Unsec. Nts., 4/9/21[2]		8,820,000	9,602,113
7.00% Sr. Unsec. Nts., 5/5/20[2]		7,210,000	7,851,618
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,892,982
ONGC Videsh Vankorneft Pte Ltd., 3.75% Sr. Unsec. Nts., 7/27/26		5,000,000	4,946,015
Origin Energy Finance Ltd., 7.875% Sub. Nts., 6/16/71[1]	EUR	9,900,000	11,968,931
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		13,880,000	13,123,540
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	8,153,600
6.125% Sr. Unsec. Nts., 1/17/22		8,090,000	8,373,150
7.25% Sr. Unsec. Nts., 3/17/44		5,660,000	5,586,420
7.375% Sr. Unsec. Nts., 1/17/27		19,366,000	20,537,643
8.375% Sr. Unsec. Nts., 5/23/21		17,335,000	19,447,790
8.75% Sr. Unsec. Nts., 5/23/26		6,855,000	7,900,387
Petroleos del Peru SA:
4.75% Sr. Unsec. Nts., 6/19/32[2]		15,025,000	14,949,875
5.625% Sr. Unsec. Nts., 6/19/47[2]		6,010,000	6,100,150
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[6]	EUR	4,175,000	4,939,860
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,905,294
4.625% Sr. Unsec. Nts., 9/21/23		15,350,000	15,572,575
5.375% Sr. Unsec. Nts., 3/13/22[2]		2,985,000	3,146,190

9        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos: (Continued)
6.375% Sr. Unsec. Nts., 2/4/21		$6,635,000	$7,197,648
6.875% Sr. Unsec. Nts., 8/4/26		3,215,000	3,570,258
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[6]		5,840,000	5,868,003
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[2]		3,920,000	3,945,166
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[2]		4,050,000	4,100,625
TOTAL SA, 3.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,070,000	7,480,809
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[2]		2,720,000	2,729,520
YPF Sociedad Anonima, 23.083% Sr. Unsec. Nts., 7/7/201,[2]		8,000,000	8,490,290
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		800,000	805,718
			303,433,978

Financials—14.8%
Capital Markets—1.6%
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,5]		22,000,000	24,725,624
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23		10,000,000	10,321,810
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[2]		6,090,000	6,187,440
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]		7,020,000	7,237,332
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[2]		3,780,000	3,807,968
Seven & Seven Ltd., 2.43% Sr. Unsec. Nts., 9/11/19[1,2]		2,500,000	2,485,950
UBS Group AG:
6.875% Jr. Sub. Perpetual Bonds[1,5]		4,595,000	4,905,163
7.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	8,878,056
7.125% Jr. Sub. Perpetual Bonds[1,5]		16,000,000	17,209,700
			85,759,043

Commercial Banks—10.6%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,066,741
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1]	EUR	16,000,000	19,484,183
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		612,810	—
Banca Popolare di Vicenza, 5% Sr. Unsec. Nts., 10/25/18	EUR	5,000,000	5,989,217
Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	17,000,000	20,133,603
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,800,000	15,010,124
8.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	16,800,000	22,017,984
Banco Hipotecario SA, 21.354% Sr. Unsec. Nts., 1/12/20[1,8]	ARS	75,979,000	4,628,128
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]		1,610,000	1,682,450
Banco Mercantil del Norte SA (Grand Cayman):
6.875% Jr. Sub. Perpetual Bonds[1,2,4,5]		2,410,000	2,478,193
7.625% Jr. Sub. Perpetual Bonds[1,2,4,5]		2,216,000	2,296,419
Bank of China Ltd., 5% Sub. Nts., 11/13/24[2]		15,000,000	16,106,910
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	4,090,000	4,935,841
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	15,327,733
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	13,904,867
Bankia SA, 3.375% Sub. Nts., 3/15/27[1]	EUR	4,000,000	4,654,809

10        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Barclays plc:
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	15,000,000	$17,742,586
7.875% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	10,277,320
8.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	11,575,000	14,539,873
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,5]		6,000,000	6,615,000
BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	3,500,000	4,209,314
4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,148,320
Caixa Geral de Depositos SA, 10.75% Jr. Sub. Perpetual Bonds[1,5,6]	EUR	7,000,000	8,302,260
CaixaBank SA, 6.75% Jr. Sub. Perpetual Bonds[1,5,6]	EUR	5,000,000	6,046,256
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,989,325
Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,090,000	6,167,100
Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,222,318
Credit Agricole SA, 8.125% Jr. Sub. Perpetual Bonds[1,2,5]		4,405,000	5,132,816
Credit Bank of Moscow Via CBOM Finance plc:
7.50% Sub. Nts., 10/5/27[1,2]		5,045,000	5,012,450
8.875% Jr. Sub. Perpetual Bonds[1,2,5]		3,300,000	3,177,431
DNB Bank ASA, 6.50% Jr. Sub. Perpetual Bonds[1,5]		2,500,000	2,679,153
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[2]		9,900,000	12,478,415
Energuate Trust, 5.875% Sr. Unsec. Nts., 5/3/27[2]		2,760,000	2,853,150
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,290,175
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,791,602
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,206,424
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,660,000	3,755,160
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]		2,030,000	2,024,925
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		700,000	714,000
HP Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24[6]	EUR	1,300,000	1,549,694
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,100,000	4,939,642
HSBC Bank plc, 1.75% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	4,096,875
HSBC Holdings plc:
6.375% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	10,665,000
6.875% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	5,412,500
ING Groep NV, 6.875% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	8,568,672
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		4,000,000	4,062,868
5.71% Sub. Nts., 1/15/26[2]		5,000,000	5,288,570
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,053,566
KBC Group NV, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	4,220,000	4,982,761
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000	3,434,886
Lloyds Bank plc, 13% Jr. Sub. Perpetual Bonds[1,5]	GBP	5,000,000	12,265,822
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27		6,000,000	6,049,284
4.65% Sub. Nts., 3/24/26		15,000,000	15,659,310
6.657% Jr. Sub. Perpetual Bonds[1,2,5]		10,000,000	11,362,500

11        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Lloyds Banking Group plc: (Continued)
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	13,000,000	$17,605,415
7.625% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,000,000	4,333,708
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,251,349
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,5]	GBP	8,005,000	11,244,812
Royal Bank of Scotland Group plc, 2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	10,927,124
Santander UK Group Holdings plc:
4.75% Sub. Nts., 9/15/25[2]		6,870,000	7,136,583
6.75% Jr. Sub. Perpetual Bonds[1,5,6]	GBP	5,000,000	6,801,049
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000	10,543,698
Societe Generale SA:
1.50% Sub. Perpetual Bonds[1,5]		5,000,000	3,937,500
4.25% Sub. Nts., 4/14/25[2]		5,000,000	5,078,915
7.375% Jr. Sub. Perpetual Bonds[1,2,5]		5,000,000	5,387,500
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,783,617
Standard Chartered Bank, 5.375% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,000,000	5,488,284
Standard Chartered plc:
2.68% Jr. Sub. Perpetual Bonds[1,5]		13,200,000	11,260,920
4.30% Sub. Nts., 2/19/27[2]		7,000,000	7,055,706
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[2]		1,535,000	1,542,997
Turkiye Garanti Bankasi AS, 6.125% Sub. Nts., 5/24/27[1,2]		3,350,000	3,325,605
Turkiye Is Bankasi AS:
5.375% Sr. Unsec. Nts., 10/6/21[2]		2,985,000	3,002,367
6.00% Sub. Nts., 10/24/22[2]		2,995,000	3,008,675
Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[2]		8,390,000	8,387,567
6.875% Sub. Nts., 2/3/251,[2]		2,330,000	2,375,370
UniCredit SpA, 6.95% Sub. Nts., 10/31/22	EUR	5,000,000	6,901,607
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[2]		11,555,000	11,471,804
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		3,745,000	3,676,467
			563,013,164

Consumer Finance—0.1%
Drax Finco plc, 4.25% Sec. Nts., 5/1/22[2]	GBP	4,900,000	6,566,394

Diversified Financial Services—0.4%
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8]	MXN	34,101,099	187,898
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	11,771,922
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,816,248
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	4,020,901
			18,796,969

Insurance—1.7%
Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	13,201,997
ASR Nederland NV, 5.125% Sub. Nts., 9/29/45[1]	EUR	8,000,000	10,315,021

12        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Insurance (Continued)
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,560,000	$9,621,573
AXA SA:
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	6,407,045
8.60% Sub. Nts., 12/15/30		7,325,000	10,346,563
Beazley Re DAC, 5.875% Sub. Nts., 11/4/26		10,920,000	11,249,205
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% Sub. Nts., 9/11/44[1]		10,000,000	10,283,780
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% Sub. Nts., 10/1/46[1]	EUR	4,000,000	5,030,015
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, 3.375% Sub. Nts., 9/29/47[1,6]	EUR	2,000,000	2,415,528
Mapfre SA, 4.375% Sub. Nts., 3/31/47[1,6]	EUR	3,000,000	3,661,580
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,241,184
			87,773,491

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,855,000	7,125,773
			7,125,773

Real Estate Management & Development—0.1%
Stedin Holding NV, 3.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	3,000,000	3,615,288

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,904,962
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,249,827
8.95% Sec. Nts., 10/19/20	INR	125,000,000	2,015,624
			11,170,413

Health Care—0.4%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,431,550

Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	6,000,000	6,995,927
3.25% Sr. Unsec. Nts., 3/15/25	EUR	1,000,000	1,163,977
			8,159,904

Pharmaceuticals—0.1%
Allergan Funding SCS, 2.125% Sr. Unsec. Nts., 6/1/29	EUR	5,000,000	5,715,604

Industrials—0.5%
Aerospace & Defense—0.1%
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27		5,930,000	6,204,263

13        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Airlines—0.0%
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]		$2,040,000	$2,080,086

Construction & Engineering—0.1%
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[2,3]	COP	10,107,644,400	3,474,261
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,335,000	3,860,262
			7,334,523

Industrial Conglomerates—0.1%
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[2,4]		2,610,000	2,611,665

Professional Services—0.1%
Nassa Topco AS, 2.875% Sr. Unsec. Nts., 4/6/24[2]	EUR	2,000,000	2,350,794

Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	6,024,416

Information Technology—0.3%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		2,370,000	2,400,099
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	8,292,245
			10,692,344

Electronic Equipment, Instruments, & Components—0.1%
Tunghsu Venus Holdings Ltd., 7% Sr. Unsec. Nts., 6/12/20[6]		3,000,000	2,879,622

Materials—2.0%
Chemicals—0.7%
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	4,500,000	5,574,882
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,313,171
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,926,159
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,808,244
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/2[1]	EUR	7,490,000	9,099,920
4.625% Sr. Unsec. Nts., 7/15/2[4]		8,130,000	8,640,678
			34,363,054

Construction Materials—0.1%
Cemex SAB de CV, 4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000	847,715
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[2]		4,165,000	4,227,475
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,750,000	2,712,188
			7,787,378

Containers & Packaging—0.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
2.75% Sr. Sec. Nts., 3/15/24	EUR	3,500,000	4,109,899
4.125% Sr. Sec. Nts., 5/15/23	EUR	3,675,000	4,492,185
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		1,310,000	1,327,685

14        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Containers & Packaging (Continued)
Smurfit Kappa Acquisitions Unltd Co., 4.875% Sr. Sec. Nts., 9/15/18[2]		$8,535,000	$8,748,375
			18,678,144

Metals & Mining—0.7%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		6,065,000	6,436,481
ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,500,000	3,053,535
Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[2]	EUR	1,000,000	1,192,764
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	5,080,632
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		5,930,000	6,036,681
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,323,821
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[2]		5,915,000	6,080,029
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,655,000	6,090,548
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[2]		2,950,000	2,966,815
			38,261,306

Paper & Forest Products—0.1%
Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27		444,000	454,390
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,355,000	6,593,312
			7,047,702

Telecommunication Services—2.7%
Diversified Telecommunication Services—1.9%
British Telecommunications plc, 1.75% Sr. Unsec. Nts., 3/10/26	EUR	5,000,000	5,820,927
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[2]		1,990,000	2,120,982
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,312,698
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	15,973,605
Telecom Italia SpA, 7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	6,697,758
Telefonica Emisiones SAU:
2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	19,331,140
3.987% Sr. Unsec. Nts., 1/23/23	EUR	5,000,000	6,676,135
Telefonica Europe BV:
3.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	13,300,000	15,857,568
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,205,940
Telia Co. AB, 3.25% Sub. Nts., 10/4/77[1,6]	SEK	75,000,000	8,935,288
			103,932,041

Wireless Telecommunication Services—0.8%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[2]		2,960,000	3,120,994
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	7,151,024
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	11,595,000	13,649,571
VimpelCom Holdings BV:
4.95% Sr. Unsec. Nts., 6/16/24[2]		6,005,000	6,038,508
9.00% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,174,734

15        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	8,545,000	$9,870,444
			42,005,275

Utilities—1.2%
Electric Utilities—0.8%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		2,590,000	2,625,613
Electricite de France SA, 4.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	3,100,000	3,762,558
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[1]	EUR	4,870,000	5,873,635
Enel Finance International NV, 1.966% Sr. Unsec. Nts., 1/27/25	EUR	5,000,000	6,058,980
Enel SpA, 8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,962,500
NN Group NV, 4.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,000,000	8,473,889
Orazul Energy Egenor S en C por A, 5.625% Sr. Unsec. Nts., 4/28/27[2]		6,350,000	6,223,000
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,050,343
			41,030,518

Independent Power and Renewable Electricity Producers—0.3%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]		4,800,000	5,224,704
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[2]		2,520,000	2,650,259
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]		6,185,000	6,293,237
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,354,740
			19,522,940

Multi-Utilities—0.1%
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	3,900,000	4,817,239
Total Corporate Bonds and Notes (Cost $1,533,089,921)			1,576,489,590

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[8,9] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,10]		$2,642,990	1,303,136
3.054%, 4/30/25[2,10]		3,367,576	1,660,395
3.098%, 4/30/25[2,10]		2,907,362	1,433,485
3.131%, 4/30/25[2,10]		2,598,815	1,281,355
3.179%, 4/30/25[2,10]		3,235,736	1,595,391
3.231%, 4/30/25[2,10]		3,693,101	1,820,897
3.265%, 4/30/25[2,10]		2,950,356	1,454,683
3.346%, 4/30/25[2,10]		2,773,209	1,367,341
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,10]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	145,684,301	1,089,966
Total Structured Securities (Cost $24,509,333)			13,006,649

16        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Short-Term Notes—2.9%
Arab Republic of Egypt Treasury Bills, 18.276%, 2/6/18[10]	EGP	68,700,000	$3,396,733
United States Treasury Bills, 0.993%, 9/14/17[10,11,12]		150,000,000	149,713,350
Total Short-Term Notes (Cost $153,559,800)			153,110,083

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.6%
BRL Currency Call[9]	GSCO-OT	BRL	3.379	6/12/18	BRL	253,387,500	2,203,711
CHF Currency Put[9]	GSCO-OT	CHF	0.922	6/4/19	CHF	92,230,000	3,396,831
CHF Currency Put[9]	BOA	SEK	8.810	9/29/17	CHF	50,000,000	750,345
EUR Currency Put[9]	GSCO-OT	TRY	4.203	12/22/17	EUR	50,000,000	1,530,621
EUR Currency Put[9]	GSCO-OT	SEK	9.723	9/7/17	EUR	100,000,000	1,938,246
EUR Currency Put[9]	GSCO-OT	NOK	9.460	9/21/17	EUR	100,000,000	991,738
EUR Currency Put[9]	GSCO-OT	SEK	9.569	3/19/18	EUR	74,600,000	1,523,166
Federal Republic of Germany Bonds Put[9]	JPM	EUR	117.000	12/5/17	EUR	100,000,000	296,576
French Republic Bonds Put[9]	GSCOI	EUR	82.000	1/15/18	EUR	100,000,000	2,284,209
HUF Currency Call[9]	BOA	HUF	268.150	9/27/17	HUF	26,815,000,000	1,394,380
HUF Currency Call[9]	GSCO-OT	HUF	271.350	9/7/17	HUF	27,135,000,000	1,790,910
IDR Currency Call[9]	GSCO-OT	IDR	13600.000	5/25/18	IDR	1,020,000,000,000	1,020,000
IDR Currency Call[9]	GSCO-OT	IDR	13600.000	4/25/18	IDR	1,360,000,000,000	1,360,000
INR Currency Call[9]	CITNA-B	INR	66.550	2/9/18	INR	6,655,000,000	1,983,190
INR Currency Call[9]	SCB	INR	66.250	4/6/18	INR	6,625,000,000	1,669,500
INR Currency Call[9]	GSCO-OT	INR	66.000	6/8/18	INR	4,950,000,000	1,064,250

17        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date			Contracts	Value
Over-the-Counter Options Purchased (Continued)
JPY Currency Put[9]	GSCO-OT	JPY	120.000	5/7/20	JPY		12,000,000,000	$2,076,000
KRW Currency Call[9]	GSCO-OT	KRW	1120.000	9/29/17	KRW		112,000,000,000	784,000
KRW Currency Call[9]	BOA	KRW	1115.000	8/17/17	KRW		111,500,000,000	334,500
NOK Currency Call[9]	CITNA-B	NOK	8.220	8/22/17	NOK		822,000,000	689,658
NOK Currency Call[9]	JPM	NOK	8.470	8/17/17	NOK		847,000,000	2,165,779
SEK Currency Call[9]	GSCO-OT	SEK	8.511	9/27/17	SEK		851,100,000	2,493,723
Total Over-the-Counter Options Purchased (Cost $36,035,923)								33,741,333

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap Maturing 7/19/17 Call[9]	JPM	Sell	CDX. NA.HY.28	5.00%	7/19/17	USD	100,000	21,590
Credit Default Swap Maturing 8/16/17 Call[9]	JPM	Buy	iTraxx Europe Crossover Series 27 Version 1	5.00	8/16/17	EUR	100,000	884,961
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $728,150)								906,551

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—1.4%
Interest Rate Swap Maturing 10/2/27 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	1.025	9/28/17	EUR	150,000	1,175,901
Interest Rate Swap Maturing 12/23/19 Call[9]	BAC	Pay	Six-Month GBP BBA LIBOR	0.655	12/21/17	GBP	251,000	323,368

18        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 2/24/32 Call[9]	BOA	Pay	Three- Month KRW CD KSDA	2.060%	2/23/22	KRW	56,900,000	$1,822,328
Interest Rate Swap Maturing 2/24/32 Call[9]	BOA	Receive	Three- Month KRW CD KSDA	2.060	2/23/22	KRW	56,900,000	1,686,537
Interest Rate Swap Maturing 3/5/47 Call[9]	JPM	Receive	Three- Month USD LIBOR	2.885	3/3/27	USD	70,000	7,986,423
Interest Rate Swap Maturing 5/1/24 Call[9]	BOA	Receive	Three- Month USD BBA LIBOR	2.336	4/29/19	USD	100,000	1,802,957
Interest Rate Swap Maturing 5/26/52 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	1.760	5/24/22	EUR	40,000	5,790,257
Interest Rate Swap Maturing 5/30/29 Call[9]	BOA	Pay	Three- Month USD BBA LIBOR	2.457	5/28/19	USD	150,000	5,018,461
Interest Rate Swap Maturing 5/30/33 Call[9]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	121,950
Interest Rate Swap Maturing 6/12/49 Call[9]	BOA	Receive	Six-Month EUR EURIBOR	1.587	6/10/19	EUR	50,000	5,060,121
Interest Rate Swap Maturing 6/12/49 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	1.587	6/10/19	EUR	50,000	5,060,121
Interest Rate Swap Maturing 6/12/49 Call[9]	BOA	Pay	Six-Month EUR EURIBOR	1.587	6/10/19	EUR	50,000	3,800,378
Interest Rate Swap Maturing 6/12/49 Call[9]	JPM	Pay	Six-Month EUR EURIBOR	1.587	6/10/19	EUR	50,000	3,800,378
Interest Rate Swap Maturing 6/13/19 Call[9]	BOA	Pay	Three- Month EUR EURIBOR	0.210	6/11/18	EUR	50,000	36,721

19        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 6/13/19 Call[9]	BOA	Receive	Three- Month EUR EURIBOR	0.210%	6/11/18	EUR	50,000	$88,111
Interest Rate Swap Maturing 6/2/67 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	1.500	5/29/37	EUR	100,000	20,995,903
Interest Rate Swap Maturing 6/4/25 Call[9]	BOA	Pay	Three- Month USD BBA LIBOR	2.177	5/31/18	USD	225,000	3,193,589
Interest Rate Swap Maturing 6/4/25 Call[9]	GSCOI	Pay	Three- Month USD BBA LIBOR	2.145	5/31/18	USD	300,000	3,954,681
Interest Rate Swap Maturing 7/25/27 Call[9]	BOA	Receive	Three- Month USD LIBOR	2.384	7/21/17	USD	275,000	616,946
Interest Rate Swap Maturing 7/27/27 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	0.876	7/25/17	EUR	150,000	1,183,194
Interest Rate Swap Maturing 8/11/22 Call[9]	JPM	Receive	Three- Month USD BBA LIBOR	2.200	8/9/17	USD	380,000	302,533
Interest Rate Swap Maturing 8/29/19 Call[9]	BAC	Receive	Three- Month USD LIBOR	1.833	8/24/17	USD	500,000	142,170
Interest Rate Swap Maturing 8/31/21 Call[9]	BAC	Receive	Three- Month USD LIBOR	2.128	8/24/17	USD	500,000	1,084,750
Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $88,145,834)								75,047,778

							Shares
Investment Company—5.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[13,14] (Cost $296,512,762)							296,512,762	296,512,762
Total Investments, at Value (Cost $5,259,568,406)							99.8%	5,301,149,600
Net Other Assets (Liabilities)							0.2	10,193,549
Net Assets							100.0%	$5,311,343,149

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

20        OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Statement of Investments (Continued)

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $977,951,466 or 18.41% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $4,816,026, which represents 0.09% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Banco Hipotecario SA, 21.354% Sr. Unsec. Nts., 1/12/20	10/6/16	$4,983,046	$4,628,128	$354,918
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,121,084	187,898	2,933,186
JSC Astana Finance, GDR	6/5/15	—	—	—
		$8,104,130	$4,816,026	$3,288,104

9. Non-income producing security.

10. Zero coupon bond reflects effective yield on the original acquisition date.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,179,741. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $25,805,591. See Note 6 of the accompanying Consolidated Notes.

13. Rate shown is the 7-day yield at period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	302,535,418	2,448,025,287	2,454,047,943	296,512,762

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$296,512,762	$1,085,737

21        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$619,018,831	11.7%
United States	494,178,477	9.3
India	447,941,447	8.4
Mexico	428,816,947	8.1
Brazil	344,740,699	6.5
Italy	280,134,915	5.3
Russia	236,399,380	4.5
Indonesia	217,080,504	4.1
South Africa	190,605,525	3.6
Spain	170,886,451	3.2
Netherlands	134,539,756	2.5
Argentina	123,052,930	2.3
Malaysia	110,006,099	2.1
Peru	100,033,377	1.9
France	98,265,323	1.9
Australia	92,236,509	1.7
Turkey	84,069,404	1.6
Ireland	81,727,140	1.5
Switzerland	80,260,144	1.5
Hungary	68,934,442	1.3
Colombia	61,283,663	1.2
Portugal	60,575,340	1.1
Greece	59,549,823	1.1
Eurozone	53,859,816	1.0
Kazakhstan	47,928,980	0.9
Ukraine	46,457,988	0.9
Luxembourg	36,974,954	0.7
Thailand	36,187,155	0.7
Poland	34,484,759	0.7
Sri Lanka	33,901,392	0.6
Germany	33,400,318	0.6
China	30,471,484	0.6
Dominican Republic	30,220,317	0.6
Chile	26,993,698	0.5
Uruguay	24,163,208	0.5
Ecuador	20,532,355	0.4
Serbia	19,512,042	0.4
Ivory Coast	19,225,082	0.4
Egypt	19,113,591	0.4
Croatia	17,701,521	0.3
Romania	16,644,763	0.3
Austria	13,649,571	0.3
Jersey, Channel Islands	13,556,330	0.3
Sweden	11,429,012	0.2
Belgium	11,246,597	0.2
Guernsey	10,321,810	0.2
Jamaica	8,672,900	0.2

22        OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Hong Kong	$7,695,161	0.1%
Nigeria	7,591,611	0.1
Honduras	7,397,813	0.1
Vietnam	7,179,125	0.1
Senegal	6,566,546	0.1
Morocco	6,431,550	0.1
South Korea	6,329,314	0.1
Kuwait	6,187,440	0.1
United Arab Emirates	6,024,416	0.1
Norway	5,534,590	0.1
Angola	4,433,100	0.1
Supranational	4,290,175	0.1
Gabon	4,137,371	0.1
Panama	3,755,160	0.1
Belarus	3,075,993	0.1
Iraq	3,069,423	0.1
Guatemala	2,853,150	0.1
Mauritius	2,400,099	0.0
Denmark	2,350,794	0.0
Japan	2,076,000	0.0
Korea	784,000	0.0
Total	$5,301,149,600	100.0%

Forward Currency Exchange Contracts as of June 30, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2017	BRL	144,700	USD	46,055	$—	$2,377,190
BAC	09/2017	EUR	2,005	USD	2,171	128,655	—
BAC	09/2017	GBP	4,415	USD	5,724	40,474	—
BAC	07/2017	USD	43,740	BRL	144,700	62,054	—
BAC	09/2017	USD	43,018	EUR	39,515	—	2,303,602
BAC	08/2017	USD	15,457	INR	1,000,000	55,548	—
BAC	09/2017	USD	50,450	JPY	5,712,500	—	515,165
BAC	07/2017	USD	49,831	KRW	56,630,000	367,778	—
BAC	09/2017	USD	8,475	ZAR	111,050	99,713	—
BOA	07/2017	BRL	92,700	USD	28,021	—	39,754
BOA	09/2017	EUR	9,735	USD	10,793	372,868	—
BOA	02/2018	HUF	11,852,400	USD	41,746	2,518,631	—
BOA	07/2017 - 09/2017	JPY	38,116,258	USD	337,984	3,242,262	1,216,861
BOA	07/2017	USD	27,972	BRL	92,700	—	9,997
BOA	10/2017	USD	51,483	CNH	368,000	—	2,347,403
BOA	09/2017	USD	105,891	EUR	99,450	—	8,171,453
BOA	07/2017 - 09/2017	USD	322,357	INR	20,949,800	696,722	2,972
BOA	09/2017	USD	55,424	PLN	215,000	—	2,575,412
BOA	09/2017	USD	40,601	TRY	158,130	—	3,338,061
BOA	09/2017	USD	183,167	ZAR	2,434,120	—	421,632
CITNA-B	10/2017	CNH	211,000	USD	29,506	1,358,313	—
CITNA-B	09/2017	COP	15,051,000	USD	5,084	—	196,862
CITNA-B	09/2017	DKK	203,610	USD	29,229	2,185,755	—

23        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	09/2017	EUR	33,385	USD	37,272	$1,018,412	$—
CITNA-B	09/2017	GBP	24,290	USD	30,804	909,918	—
CITNA-B	07/2017	JPY	1,970,676	USD	18,000	—	472,847
CITNA-B	08/2017	USD	23,693	BRL	79,259	—	5,859
CITNA-B	09/2017	USD	5,031	COP	14,892,000	194,783	—
CITNA-B	09/2017	USD	176,177	EUR	160,105	—	7,453,452
CITNA-B	09/2017	USD	39,455	GBP	31,000	—	1,015,836
CITNA-B	09/2017	USD	49,190	HUF	13,490,000	—	864,281
CITNA-B	09/2017	USD	50,456	JPY	5,687,500	—	286,095
CITNA-B	09/2017	USD	97,629	RUB	5,682,000	2,925,970	57,134
CITNA-B	09/2017	USD	1,768	TRY	6,360	643	—
DEU	09/2017	EUR	1,110,745	USD	1,189,405	84,550,416	—
DEU	09/2017	GBP	97,890	USD	121,473	6,336,010	—
DEU	09/2017	USD	1,104,037	EUR	1,032,450	—	80,118,328
DEU	09/2017	USD	182,228	GBP	147,885	—	10,857,310
GSCO-OT	08/2017	BRL	189,134	USD	56,500	51,137	—
GSCO-OT	10/2017	CNH	175,000	USD	24,522	1,076,841	—
GSCO-OT	09/2017	EUR	54,040	USD	58,599	3,381,755	—
GSCO-OT	09/2017	JPY	13,063,200	USD	115,427	1,119,475	—
GSCO-OT	07/2017	KRW	55,665,500	USD	49,547	—	925,364
GSCO-OT	05/2018 - 05/2019	USD	30,000	BRL	109,875	—	405,576
GSCO-OT	09/2017	USD	9,936	CLP	6,621,000	—	15,293
GSCO-OT	09/2017	USD	47,058	EUR	43,320	—	2,627,607
GSCO-OT	09/2017	USD	6,261	GBP	5,000	—	267,191
GSCO-OT	02/2018	USD	42,000	HUF	11,852,400	—	2,264,840
GSCO-OT	07/2017 - 03/2018	USD	161,543	JPY	18,066,000	627,341	1,079,857
HSBC	09/2017	AUD	30,060	USD	22,989	92,187	—
HSBC	09/2017	EUR	14,085	USD	15,889	265,708	—
HSBC	09/2017	GBP	71,950	USD	91,777	2,164,297	—
HSBC	09/2017	MXN	2,011,700	USD	105,118	4,347,733	—
HSBC	09/2017	USD	16,000	AUD	20,795	32,861	—
HSBC	09/2017	USD	7,465	EUR	6,960	—	517,240
HSBC	09/2017	USD	16,909	GBP	13,555	—	789,177
HSBC	09/2017	USD	151,028	MXN	2,890,300	—	6,246,583
HSBC	09/2017	USD	11,129	PLN	41,980	—	195,943
JPM	07/2017	BRL	134,000	USD	40,505	—	57,465
JPM	09/2017	EUR	160,725	USD	177,071	7,270,474	—
JPM	09/2017	GBP	1,350	USD	1,751	11,844	—
JPM	09/2017	IDR	675,250,000	USD	50,309	—	48,805
JPM	09/2017	JPY	25,877,310	USD	232,525	—	1,653,568
JPM	06/2018	KRW	134,400,000	USD	128,000	—	9,925,504
JPM	03/2018	PHP	2,575,000	USD	50,000	210,158	—
JPM	07/2017	USD	40,114	BRL	134,000	—	334,062
JPM	10/2017	USD	2,515	CNH	18,000	—	118,337
JPM	09/2017	USD	26,848	COP	81,664,000	329,424	—
JPM	09/2017	USD	54,625	EUR	50,650	—	3,467,208
JPM	09/2017	USD	10,699	GBP	8,250	—	72,383

24        OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	09/2017	USD	148,992	IDR		$144,538	$—
JPM	07/2017	USD	41,223	INR	2,667,000	34,710	—
JPM	06/2018	USD	111,767	KRW	134,400,000	—	6,307,344
JPM	09/2017	USD	80,116	MXN	1,501,800	61,264	1,665,458
JPM	03/2019	USD	50,000	PHP	2,612,500	—	218,253
JPM	09/2017	USD	3,846	PLN	14,600	—	92,632
JPM	09/2017	USD	96,919	RUB	5,630,000	3,025,932	—
JPM	09/2017	USD	32,734	THB	1,115,900	—	116,987
NOM	09/2017	EUR	97,180	USD	109,333	2,126,399	—
TDB	07/2017	BRL	341,090	USD	104,781	324,098	2,147,166
TDB	09/2017	EUR	40,445	USD	45,468	919,565	—
TDB	07/2017	INR	2,173,800	USD	33,702	—	75,224
TDB	09/2017	NZD	13,800	USD	9,961	137,016	—
TDB	09/2017	PLN	215,000	USD	52,782	5,217,673	—
TDB	09/2017	USD	93,386	AUD	122,000	—	289,357
TDB	07/2017 - 08/2017	USD	322,411	BRL	1,070,190	1,077,222	289,880
TDB	09/2017	USD	36,173	EUR	33,295	—	2,014,491
TDB	09/2017	USD	280,776	GBP	225,000	—	12,843,370
TDB	08/2017	USD	33,561	INR	2,174,000	78,224	—
TDB	09/2017	USD	236,986	MXN	4,375,000	—	1,077,547
TDB	09/2017	USD	8,794	NZD	12,610	—	433,616
TDB	09/2017	USD	17,101	PLN	69,660	—	1,690,526
TDB	09/2017	USD	8,514	SEK	74,500	—	368,622
Total Unrealized Appreciation and Depreciation						$141,192,801	$185,289,982

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
Canadian Bonds, 10 yr.	MON	Sell	9/20/17	1,268	$137,428,593	$4,163,711
Euro-BUND	EUX	Sell	9/7/17	271	50,102,430	550,653
						$4,714,364

Over-the-Counter Options Written at June 30, 2017
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Put	GSCO-OT	BRL	3.653	5/21/18	BRL	(182,625,000)	$2,492,500	$(1,860,766)
BRL Currency Put	GSCO-OT	BRL	3.955	5/21/19	BRL	(197,750,000)	3,608,017	(2,981,675)
BRL Currency Put	GSCO-OT	BRL	3.600	5/8/18	BRL	(232,200,000)	2,316,453	(2,576,723)
BRL Currency Put	GSCO-OT	BRL	3.954	6/12/18	BRL	(296,550,000)	2,013,450	(1,656,528)
BRL Currency Call	GSCO-OT	BRL	3.066	6/12/18	BRL	(229,950,000)	754,650	(419,199)
CHF Currency Put	BOA	CHF	8.570	9/29/17	CHF	(50,000,000)	148,926	(233,056)
CHF Currency Call	BOA	CHF	9.100	9/29/17	CHF	(50,000,000)	273,815	(186,860)
CLP Currency Put	GSCO-OT	CLP	676.500	9/7/17	CLP	(74,415,000,000)	1,446,500	(744,150)
CLP Currency Put	GSCO-OT	CLP	693.000	8/22/17	CLP	(34,650,000,000)	335,400	(69,300)
CLP Currency Call	GSCO-OT	CLP	649.500	8/22/17	CLP	(32,475,000,000)	344,250	(129,900)

25        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
CLP Currency Put	JPM	CLP	694.750	8/28/17	CLP	(34,737,500,000)	$342,551	$(69,475)
CLP Currency Call	JPM	CLP	650.950	8/28/17	CLP	(32,547,500,000)	340,101	(162,737)
COP Currency Put	GSCO-OT	COP	3110.000	8/30/17	COP	(233,250,000,000)	723,000	(933,000)
COP Currency Put	JPM	COP	3016.000	8/17/17	COP	(150,800,000,000)	937,563	(1,206,400)
EUR Currency Call	GSCO-OT	EUR	9.784	9/21/17	EUR	(100,000,000)	609,076	(673,934)
EUR Currency Put	GSCO-OT	EUR	3.962	12/22/17	EUR	(50,000,000)	537,350	(389,644)
EUR Currency Put	GSCO-OT	EUR	9.217	9/21/17	EUR	(100,000,000)	293,841	(272,045)
EUR Currency Call	GSCO-OT	EUR	9.982	9/7/17	EUR	(100,000,000)	495,775	(172,844)
EUR Currency Put	GSCO-OT	EUR	9.198	3/19/18	EUR	(74,600,000)	351,451	(471,161)
EUR Currency Call	GSCO-OT	EUR	10.044	3/19/18	EUR	(74,600,000)	681,252	(587,898)
EUR Currency Put	GSCO-OT	EUR	9.523	9/7/17	EUR	(100,000,000)	226,602	(727,957)
HUF Currency Put	BOA	HUF	285.600	9/27/17	HUF	(28,560,000,000)	411,000	(342,720)
HUF Currency Put	BOA	HUF	275.400	9/13/17	HUF	(27,540,000,000)	1,005,000	(743,580)
HUF Currency Call	BOA	HUF	263.700	9/27/17	HUF	(26,370,000,000)	534,000	(764,730)
HUF Currency Put	GSCO-OT	HUF	282.500	9/7/17	HUF	(28,250,000,000)	668,500	(310,750)
HUF Currency Call	GSCO-OT	HUF	263.100	9/7/17	HUF	(26,310,000,000)	306,800	(526,200)
IDR Currency Call	GSCO-OT	IDR	12600.000	4/25/18	IDR	(1,260,000,000,000)	505,000	—
IDR Currency Put	GSCO-OT	IDR	14000.000	5/25/18	IDR	(1,050,000,000,000)	1,888,125	(2,100,000)
IDR Currency Put	GSCO-OT	IDR	14200.000	4/25/18	IDR	(1,420,000,000,000)	2,675,004	(1,420,000)
IDR Currency Call	GSCO-OT	IDR	12600.000	5/25/18	IDR	(945,000,000,000)	325,502	—
INR Currency Call	CITNA-B	INR	64.600	2/9/18	INR	(6,460,000,000)	647,413	(742,900)
INR Currency Put	GSCO-OT	INR	69.000	6/8/18	INR	(5,175,000,000)	1,257,075	(1,495,575)
INR Currency Call	GSCO-OT	INR	63.000	6/8/18	INR	(4,725,000,000)	412,725	(255,150)
INR Currency Call	SCB	INR	63.000	4/6/18	INR	(6,300,000,000)	468,200	(315,000)
Italian Republic Bonds Call	JPM	EUR	93.450	10/2/17	EUR	(100,000,000)	1,309,670	(724,993)
KRW Currency Call	BOA	KRW	1095.000	8/17/17	KRW	(219,000,000,000)	476,199	(219,000)
NOK Currency Call	CITNA-B	NOK	7.920	8/22/17	NOK	(792,000,000)	378,531	(92,664)
NOK Currency Put	CITNA-B	NOK	8.580	8/22/17	NOK	(858,000,000)	754,312	(366,366)
NOK Currency Put	JPM	NOK	8.660	8/17/17	NOK	(866,000,000)	949,995	(195,716)
NOK Currency Call	JPM	NOK	8.280	8/17/17	NOK	(828,000,000)	854,400	(884,304)
Portuguese Republic Bonds Put	JPM	EUR	96.010	8/2/17	EUR	(40,000,000)	588,681	(918)
RUB Currency Put	BOA	RUB	59.500	8/31/17	RUB	(5,950,000,000)	1,611,000	(2,415,700)
SEK Currency Put	CITNA-B	SEK	8.535	1/8/18	SEK	(853,500,000)	1,682,000	(1,478,262)
SEK Currency Put	GSCO-OT	SEK	8.827	9/27/17	SEK	(882,700,000)	577,600	(252,452)
SEK Currency Call	GSCO-OT	SEK	8.252	9/27/17	SEK	(825,150,000)	320,200	(924,168)
SEK Currency Put	JPM	SEK	8.541	9/29/17	SEK	(854,130,000)	1,163,000	(872,921)
TRY Currency Put	CITNA-B	TRY	5.000	6/20/19	TRY	(250,000,000)	1,980,000	(1,870,750)
TRY Currency Put	CITNA-B	TRY	5.000	6/7/19	TRY	(375,000,000)	2,887,500	(2,733,000)
TRY Currency Put	GSCO-OT	TRY	5.020	5/31/19	TRY	(376,500,000)	2,895,450	(2,645,289)
TRY Currency Put	GSCO-OT	TRY	3.728	8/31/17	TRY	(372,800,000)	814,200	(709,438)
ZAR Currency Call	GSCO-OT	ZAR	12.796	4/5/18	ZAR	(959,662,500)	2,207,550	(1,820,480)
ZAR Currency Put	GSCO-OT	ZAR	14.652	4/5/18	ZAR	(1,098,900,000)	5,010,525	(2,363,734)
ZAR Currency Put	JPM	ZAR	14.726	4/6/18	ZAR	(736,300,000)	3,297,500	(1,524,141)
Total Over-the-Counter Options Written							$60,135,180	$(47,636,153)

26        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Buy	5.000%	6/20/22	USD	50,000	$3,472,222	$(3,398,061)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	15,000	928,605	(908,750)
Federative Republic of Brazil	Buy	1.000	12/20/17	USD	100,000	195,325	(274,104)
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR	15,000	(548,711)	(117,619)
People’s Republic of China	Buy	1.000	6/20/22	USD	33,000	215,114	(484,738)
Republic of Italy	Sell	1.000	12/20/21	USD	16,000	585,507	(236,788)
Republic of Korea	Buy	1.000	6/20/22	USD	49,600	1,224,030	(1,117,075)
Republic of Korea	Buy	1.000	6/20/22	USD	9,000	183,831	(202,695)
Republic of South Africa	Buy	1.000	6/20/22	USD	9,000	(362,313)	388,936
Republic of South Africa	Buy	1.000	6/20/22	USD	23,000	(909,788)	993,948
Republic of Turkey	Buy	1.000	6/20/22	USD	19,000	(1,268,268)	775,345
Total Centrally Cleared Credit Default Swaps						$3,715,554	$(4,581,601)

Over-the-Counter Credit Default Swaps at June 30, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	$171,759	$74,283
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	171,759	74,283
Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	172,421
Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	84,986
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	76,296
Federative Republic of Brazil	BNP	Sell	1.000	6/20/21	USD	65,000	7,926,133	(2,074,796)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	10,265	812,157	34,933
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(347,888)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(347,888)
Hellenic Republic	GSCOI	Sell	1.000	9/20/20	USD	20,000	7,000,000	(2,623,445)
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD	10,000	359,971	114,402
Kingdom of Spain	GSCO-OT	Buy	1.000	6/20/20	USD	50,000	47,068	(855,506)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	14,802	267,519	121,462
Portuguese Republic	GSCOI	Buy	1.000	12/20/17	USD	25,000	(354,145)	(98,656)
Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD	20,000	1,907,243	(625,932)
Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD	10,000	907,779	(312,966)
Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD	25,000	(720,209)	(98,656)
Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD	25,000	(705,360)	(98,656)

27        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Reliance Industries Ltd.	GSCOI	Sell	1.000%	6/20/21	USD	10,000	$448,896	$7,065
Republic of Turkey	BNP	Sell	1.000	7/20/17	USD	71,000	(96,540)	170,041
State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	172,954
Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	627,078	13,537
Total Over-the-Counter Credit Default Swaps							$21,369,971	$(6,367,726)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single	$33,035,000		$—		BBB+ to BBB-
Name Corporate Debt Investment Grade Single	47,660,000	EUR	—	EUR	A- to BBB-
Name Corporate Debt Investment Grade	30,802,000		—		BBB
Sovereign Debt Non-Investment Grade Sovereign Debt	217,445,000		194,000,000		BB+ to B-
Total USD	$281,282,000		$194,000,000

Total EUR	47,660,000	EUR	—	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Receive	Three-Month HUF BUBOR	0.945%	2/28/19	HUF	29,500,000	$—	$(607,829)
BAC	Receive	MXN TIIE BANXICO	7.225	6/9/27	MXN	245,000	—	(42,038)
BAC	Pay	MXN TIIE BANXICO	7.155	6/19/19	MXN	960,000	—	263,943
BAC	Pay	Three-Month PLN WIBOR WIBO	2.060	2/28/19	PLN	420,000	—	141,937
BAC	Receive	Six-Month HUF BUBOR	0.980	6/27/22	HUF	3,000,000	—	62,502
BOA	Pay	Three-Month CAD BA CDOR	1.692	6/1/26	CAD	91,000	—	(1,924,335)
BOA	Pay	MXN TIIE BANXICO	7.120	5/2/19	MXN	2,050,000	—	557,507

28        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BOA	Pay	Three-Month AUD BBR BBSW	1.900%	6/16/20	AUD	341,000	$—	$(1,316,649)
BOA	Pay	Three-Month AUD BBR BBSW	1.815	6/6/20	AUD	169,000	—	(967,941)
BOA	Pay	Six-Month AUD BBR BBSW	2.625	6/6/27	AUD	55,000	—	913,350
BOA	Receive	MXN TIIE BANXICO	7.215	6/3/27	MXN	250,000	—	(33,105)
BOA	Receive	Three-Month USD BBA LIBOR	1.824	6/20/22	USD	160,000	—	933,222
BOA	Pay	MXN TIIE BANXICO	7.165	6/13/19	MXN	980,000	—	272,803
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN	1,000,000	(15)	(2,506,903)
BOA	Pay	Three-Month CAD BA CDOR	1.786	6/1/26	CAD	90,555	—	(1,369,825)
BOA	Pay	MXN TIIE BANXICO	6.500	11/20/26	MXN	500,000	(47)	(1,254,061)
CITNA-B	Receive	Six-Month HUF BUBOR	1.560	11/18/21	HUF	6,000,000	—	(804,854)
CITNA-B	Receive	Three-Month ZAR JIBAR SAFEX	7.780	6/23/27	ZAR	92,000	—	128,460
CITNA-B	Receive	Six-Month HUF BUBOR	1.480	11/24/21	HUF	3,000,000	—	(355,804)
CITNA-B	Receive	Three-Month HUF BUBOR	1.025	3/5/19	HUF	14,750,000	—	(344,708)
CITNA-B	Pay	Six-Month HUF BUBOR	2.740	3/7/27	HUF	3,260,000	—	609,036
CITNA-B	Pay	Three-Month PLN WIBOR WIBO	2.125	3/5/19	PLN	211,000	—	105,001
CITNA-B	Receive	Six-Month HUF BUBOR	0.720	3/7/19	HUF	14,750,000	—	(389,344)
GSCOI	Receive	Six-Month GBP BBA LIBOR	1.788	6/21/32	GBP	79,800	—	976,951
GSCOI	Pay	Three-Month USD BBA LIBOR	1.528	6/2/19	USD	375,000	—	(464,812)
GSCOI	Pay	Six-Month GBP BBA LIBOR	0.853	6/21/22	GBP	88,800	—	(1,100,176)
GSCOI	Receive	Three-Month HKD HIBOR HKAB	1.170	5/31/19	HKD	2,930,000	—	677,039
GSCOI	Pay	MXN TIIE BANXICO	7.570	12/11/19	MXN	820,000	—	782,060
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN	330,000	—	406,144
GSCOI	Pay	Three-Month USD BBA LIBOR	1.893	2/9/20	USD	513,000	—	967,333
GSCOI	Pay	MXN TIIE BANXICO	7.130	3/26/18	MXN	880,000	—	(66,938)
GSCOI	Receive	Three-Month USD BBA LIBOR	2.505	2/9/28	USD	111,300	—	(1,433,248)

29        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780%	6/10/21	PLN	200,000	$(30,941)	$(918,320)
GSCOI	Receive	Three-Month HKD HIBOR HKAB	1.860	5/2/22 HKD		400,000	—	(458,280)
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.940	3/27/27	ZAR	178,500	—	(78,568)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN	95,000	3,197	(317,122)
HSBC	Receive	Six-Month PLN WIBOR WIBO	2.225	6/27/22	PLN	40,000	—	76,581
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN	160,000	—	(382,661)
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD	15,675	—	(224,723)
JPM	Pay	BZDI	9.865	1/4/21	BRL	248,000	—	(667,418)
JPM	Receive	BZDI	9.520	1/2/19	BRL	226,000	—	(67,678)
JPM	Pay	MXN TIIE BANXICO	7.275	5/31/22	MXN	330,000	—	353,032
JPM	Receive	Three-Month USD BBA LIBOR	1.815	6/7/22	USD	15,750	—	87,885
JPM	Receive	BZDI	10.050	1/2/23	BRL	94,500	—	485,301
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN	90,200	(23,445)	(692,633)
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD	12,000	—	175,993
SIB	Pay	MXN TIIE BANXICO	7.090	3/23/18	MXN	780,000	—	(73,290)
SIB	Pay	MXN TIIE BANXICO	7.170	4/4/19	MXN	2,040,000	—	569,817
SIB	Receive	MXN TIIE BANXICO	7.235	6/9/27	MXN	120,000	—	(25,384)
Total Centrally Cleared Interest Rate Swaps							$(51,251)	$(9,342,750)

Over-the-Counter Interest Rate Swaps at June 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)			Value
BNP	Receive	Three-Month COP IBR OIS Compound	4.890%	6/27/19	COP	53,000,000		$49,407
BOA	Receive	Six-Month THB THBFIX	1.935	6/22/22	THB	1,480,000		226,524
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.055	6/30/19	INR	8,750,000		(52,748)
DEU	Pay	Three-Month COP IBR OIS Compound	5.030	4/28/20	COP	100,000,000		153,254
GSCOI	Pay	Six-Month THB THBFIX	1.635	5/19/19	THB	1,925,000		27,278

30        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
GSCOI	Pay	Six-Month THB THBFIX	1.810%	3/22/19	THB	10,000,000	$501,840
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP	88,000,000	250,462
GSCOI	Receive	Six-Month THB THBFIX	2.465	5/19/27	THB	440,000	(66,988)
GSCOI	Receive	Six-Month THB THBFIX	2.635	3/22/27	THB	1,000,000	(661,745)
GSCOI	Receive	Three-Month KRW CD KSDA	1.926	2/22/27	KRW	61,000,000	(153,666)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP	55,000,000	827,698
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR	50,000	(71,448)
JPM	Receive	Three-Month COP IBR OIS Compound	4.880	6/27/19	COP	27,000,000	23,507
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR	50,000	14,819
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP	39,425,000	1,391,377
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP	105,000,000	101,742
JPM	Pay	Three-Month KRW CD KSDA	1.685	3/8/20	KRW	187,200,000	210,466
		Three-Month
JPM	Pay	COP IBR OIS Compound	5.700	3/8/19	COP	199,335,000	980,845
JPM	Receive	Three-Month KRW CD KSDA	2.120	2/22/27	KRW	132,000,000	(345,349)
JPM	Receive	Three-Month KRW CD KSDA	1.995	3/8/27	KRW	60,480,000	(475,048)
JPM	Receive	One-Week CNY CNREPOFIX=CFXS	3.940	4/19/22	CNY	380,000	(522,746)
JPM	Receive	CNY CNREPOFIX=CFXS	3.730	4/5/19	CNY	900,000	(235,035)
JPM	Receive	Three-Month KRW CD KSDA	2.100	4/4/27	KRW	130,000,000	(236,258)
SIB	Pay	Three-Month COP IBR OIS Compound	5.880	2/10/19	COP	150,000,000	831,479
Total Over-the-Counter Interest Rate Swaps							$2,769,667

31        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at June 30, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
iBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Pay	Three-Month EUR EURIBOR	9/26/17	EUR	100,000	$(1,801,611)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at June 30, 2017
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 7/19/17 Call	JPM	Sell	CDX. NA.HY.28	5.000%	7/19/17	USD	100,000	$123,000	$(121,730)
Credit Default Swap Maturing 8/16/17 Call	JPM	Sell	iTraxx Europe Crossover Series 27 Version 1	5.000	8/16/17	EUR	100,000	113,630	(236,596)
Credit Default Swap Maturing 8/16/17 Call	JPM	Sell	iTraxx Europe Crossover Series 27 Version 1	5.000	8/16/17	EUR	100,000	227,260	(431,687)
Credit Default Swap Maturing 8/16/17 Call	JPM	Buy	iTraxx Europe Crossover Series 27 Version 1	5.000	8/16/17	EUR	100,000	170,445	(94,456)
Total Over-the-Counter Credit Default Swaptions Written								$634,335	$(884,469)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 8/31/21 Call	BAC	Pay	Three- Month USD BBA LIBOR	2.328%	8/24/17	USD	500,000	$720,000	$(411,970)
Interest Rate Swap Maturing 12/21/22 Call	BAC	Receive	Six- Month GBP BBA LIBOR	0.858	12/21/17	GBP	101,000	886,515	(404,315)
Interest Rate Swap Maturing 8/29/19 Call	BAC	Pay	Three- Month USD BBA LIBOR	1.633	8/24/17	USD	500,000	930,000	(817,700)

32        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 5/30/29 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.207%	5/28/19	USD	150,000	$4,122,517	$(3,360,305)
Interest Rate Swap Maturing 6/4/25 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.777	5/31/18	USD	225,000	1,845,000	(1,014,784)
Interest Rate Swap Maturing 6/13/49 Call	BOA	Pay	Six- Month EUR EURIBOR	1.522	6/11/18	EUR	50,000	3,209,248	(3,793,382)
Interest Rate Swap Maturing 6/13/49 Call	BOA	Receive	Six- Month EUR EURIBOR	1.522	6/11/18	EUR	50,000	3,209,249	(2,533,537)
Interest Rate Swap Maturing 6/4/25 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.977	5/31/18	USD	225,000	2,801,250	(1,922,305)
Interest Rate Swap Maturing 5/30/29 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.957	5/28/19	USD	150,000	2,930,463	(2,044,318)
Interest Rate Swap Maturing 9/28/22 Call	BOA	Pay	Three- Month CAD BA CDOR	1.713	9/28/17	CAD	500,000	2,487,562	(3,321,036)
Interest Rate Swap Maturing 9/28/27 Call	BOA	Receive	Three- Month CAD BA CDOR	2.010	9/28/17	CAD	250,000	2,391,887	(1,424,751)
Interest Rate Swap Maturing 1/2/19 Call	BOA	Pay	BZDI	9.500	1/2/18	BRL	500,000	464,409	(452,187)
Interest Rate Swap Maturing 10/4/27 Call	BOA	Receive	Six- Month AUD BBR BBSW	2.913	10/3/17	AUD	75,000	661,581	(594,107)
Interest Rate Swap Maturing 9/1/27 Call	BOA	Pay	MXN TIIE BANXICO	7.300	9/12/17	MXN	1,000,000	799,548	(686,176)
Interest Rate Swap Maturing 5/25/66 Call	GSCOI	Pay	Six- Month EUR EURIBOR	1.912	1/15/18	EUR	87,500	813,872	(1,598,215)

33        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 8/8/22 Call	GSCOI	Pay	Six- Month PLN WIBOR WIBO	2.490%	8/4/17	PLN	225,000	$309,579	$(105,917)
Interest Rate Swap Maturing 6/4/25 Call	GSCOI	Receive	Three- Month USD BBA LIBOR	1.945	5/31/18	USD	300,000	3,720,000	(2,336,985)
Interest Rate Swap Maturing 6/4/25 Call	GSCOI	Receive	Three- Month USD BBA LIBOR	1.745	5/31/18	USD	300,000	2,415,000	(1,203,195)
Interest Rate Swap Maturing 7/27/22 Call	JPM	Pay	Six- Month EUR EURIBOR	0.291	7/25/17	EUR	270,000	1,311,120	(711,514)
Interest Rate Swap Maturing 3/5/30 Call	JPM	Pay	Three- Month USD LIBOR	2.840	3/3/20	USD	68,000	3,495,200	(2,440,417)
Interest Rate Swap Maturing 10/3/27 Call	JPM	Receive	Six- Month AUD BBR BBSW	2.905	9/29/17	AUD	75,000	661,581	(560,103)
Interest Rate Swap Maturing 10/2/27 Call	JPM	Pay	Six- Month EUR EURIBOR	1.225	9/28/17	EUR	150,000	187,489	(410,523)
Interest Rate Swap Maturing 6/13/49 Call	JPM	Receive	Six- Month EUR EURIBOR	1.587	6/11/18	EUR	50,000	3,232,176	(2,501,057)
Interest Rate Swap Maturing 6/13/49 Call	JPM	Pay	Six- Month EUR EURIBOR	1.587	6/11/18	EUR	50,000	3,232,176	(3,763,132)
Interest Rate Swap Maturing 6/2/67 Call	JPM	Pay	Six- Month EUR EURIBOR	4.000	5/29/37	EUR	100,000	4,970,290	(4,149,582)
Interest Rate Swap Maturing 8/11/47 Call	JPM	Pay	Three- Month USD BBA LIBOR	2.600	8/9/17	USD	50,000	1,355,000	(546,120)
Interest Rate Swap Maturing 5/26/27 Call	JPM	Pay	Six- Month EUR EURIBOR	1.470	5/24/22	EUR	200,000	6,265,277	(6,419,884)
Total Over-the-Counter Interest Rate Swaptions Written								$59,427,989	$(49,527,517)

34        OPPENHEIMER INTERNATIONAL BOND FUND

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

35        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CDX.NA.HY.28	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rate
CPI EXT	Excluding Tobacco Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series 27
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
LIBOR	London-Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
EUX	European Stock Exchange
MON	Montreal Exchange

36        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 966,844 shares with net assets of $91,517,178 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review,

37        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

38        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

39        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$86,064,450	$—	$86,064,450
Mortgage-Backed Obligations	—	144,775,648	—	144,775,648
Foreign Government Obligations	—	2,921,494,756	—	2,921,494,756
Corporate Bonds and Notes	—	1,576,301,692	187,898	1,576,489,590
Common Stock	—	—	—	—
Structured Securities	—	11,916,683	1,089,966	13,006,649
Short-Term Notes	—	153,110,083	—	153,110,083
Over-the-Counter Options Purchased	—	31,160,548	2,580,785	33,741,333
Over-the-Counter Credit Default
Swaptions Purchased	—	906,551	—	906,551
Over-the-Counter Interest Rate
Swaptions Purchased	—	75,047,778	—	75,047,778
Investment Company	296,512,762	—	—	296,512,762
Total Investments, at Value	296,512,762	5,000,778,189	3,858,649	5,301,149,600
Other Financial Instruments:
Swaps, at value	—	6,707,361	—	6,707,361
Centrally cleared swaps, at value	—	11,704,126	—	11,704,126
Futures contracts	4,714,364	—	—	4,714,364
Forward currency exchange contracts	—	141,192,801	—	141,192,801
Total Assets	$301,227,126	$5,160,382,477	$3,858,649	$5,465,468,252

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(12,107,031)	$—	$(12,107,031)
Centrally cleared swaps, at value	—	(25,628,477)	—	(25,628,477)
Options written, at value	—	(46,910,242)	(725,911)	(47,636,153)
Forward currency exchange contracts	—	(185,289,982)	—	(185,289,982)
Swaptions written, at value	—	(50,411,986)	—	(50,411,986)
Total Liabilities	$—	$(320,347,718)	$(725,911)	$(321,073,629)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

40        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

41        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$59,463,474
Sold securities	1,043,955

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of

42        OPPENHEIMER INTERNATIONAL BOND FUND

4. Investments and Risks (Continued)

Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,190
Market Value	$—
Market Value as % of Net Assets	—%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

43        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities

44        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,601,568,287 and $6,288,298,489, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value

45        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $34,377,477 and $204,021,702 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on

46        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $20,297,218 and $18,693,531 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    During the reporting period, the Fund had an ending monthly average market value of $15,610,809 and $29,425,946 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2016	3,332,049,780,750	$67,408,416
Options written	15,979,831,962,500	297,768,805
Options closed or expired	(2,393,071,855,000)	(13,276,362)
Options exercised	(11,253,387,970,750)	(291,765,679)

Options outstanding as of June 30, 2017	5,665,421,917,500	$60,135,180

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series

47        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its

48        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $790,879,884 and $369,406,380 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $63,887,680 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow

49        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,715,108,228 and $2,549,893,625 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same

50        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $48,085,500 and $53,878,684 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

51        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $33,279,003 and $34,199,455 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of September 30, 2016	23,442,278,000	$41,633,006
Swaptions written	38,579,000,000	202,261,669
Swaptions closed or expired	(14,501,500,000)	(19,058,280)
Swaptions exercised	(40,918,278,000)	(164,774,071)

Swaptions outstanding as of June 30, 2017	6,601,500,000	$60,062,324

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

52        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $4,597,403.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination

53        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,263,571,773
Federal tax cost of other investments	(286,187,394)

Total federal tax cost	$4,977,384,379

Gross unrealized appreciation	$458,209,743
Gross unrealized depreciation	(483,907,299)

Net unrealized depreciation	$(25,697,556)

54        OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017